EXHIBIT 10.08

SEMPRA ENERGY

EXCESS CASH BALANCE PLAN

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Sempra Energy

Excess Cash Balance Plan

1.

EFFECTIVE DATE

July 1, 1998.

2.

PURPOSE

This Plan serves three purposes. First, it provides benefits for certain employees in excess of the limitations on benefits under the Sempra Energy Account Plan ("Basic Plan") imposed by Section 415 of the Internal Revenue Code of 1986. The portion of the Plan providing these benefits is intended to be an "excess benefit plan" as defined in Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") . Second, it provides benefits for certain employees in excess of the limitations on benefits under the Basic Plan imposed by Section 401(a) (17) of the Internal Revenue Code of 1986 ("Code") . Third, the Plan provides benefits for certain employees whose benefits are decreased under the Basic Plan because of deferral of salary made under the Sempra Energy Deferred Compensation Plans("Deferred Compensation Plan").

3.

ADMINISTRATION

This Plan shall be administered by the Compensation Committee of Sempra Energy ("Compensation Committee") in a manner consistent with the administration of the Basic Plan.  However, the portion of this Plan which is an unfunded "excess benefit plan" as defined in Section 3(36) of ERISA shall be administered as such and is exempt from the provisions of Title I of ERISA pursuant to Section 4(b) (5) of ERISA, and the rest of this Plan shall be administered as an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management employees.  The Compensation Committee's decisions in all matters involving the interpretation and application of this Plan shall be final.  The Company's Senior Human Resources Officer shall have discretionary authority with respect to administrative matters relating to this Plan, except when exercise of such authority would materially affect the cost of the Plan to the Employer, materially increase benefits to Participants, or affect such Senior Officer in a manner materially different from other Participants.

4.

ELIGIBILITY

All employees whose pension benefits under the Basic Plan are limited by compensation and earnings limitations imposed by the Code shall be eligible for benefits under this Plan. In no event shall an employee who is not entitled to benefits under the Basic Plan be eligible for a benefit under this Plan.

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Excess Cash Balance Plan

5.

AMOUNT OF BENEFITS

(A)

415 Make-Up

The benefits payable under this subparagraph (a) to an eligible employee whose benefits under the Basic Plan are limited by the provisions of Section 415 of the Internal Revenue Code incorporated in the Basic Plan, or to his beneficiary(ies), shall equal the excess, if any, of:

(i)

the benefits which would be paid to such employee or on his behalf to his beneficiary(ies) under the Basic Plan, if the provisions of such Plan were administered without regard to the special benefit limitations set forth in the Basic Plan, over

(ii)

the benefits which are paid to such employee or on his behalf to his beneficiary(ies) under the Basic Plan.

(B)

401(a) (17) Make-Up

The benefits payable under this subparagraph (B) to an eligible employee whose benefits under the Basic Plan are limited by the covered compensation limitations of Internal Revenue Code Section 401(a) (17) incorporated in the Basic Plan, or to his beneficiary(ies), shall equal the excess, if any, of:

(i)

the benefits which would be paid to such employee or on his behalf to his beneficiary(ies) under the Basic Plan, and, if applicable, to the participant, under subparagraph (a), if the provisions of such Plan were administered without regard to the covered compensation maximum set forth in the Basic Plan, over

(ii)

the benefits which are paid to such employee or on his behalf to his beneficiary(ies) under the Basic Plan and, if applicable to the Participant, under subparagraph (a) .

6.

PAYMENT OF BENEFITS

(A)

Distribution Options for Certain SERP Participants

(i)

In the case of an employee who is eligible for benefits under this Plan, and is a participant under the Sempra Energy Supplemental Executive Retirement Plan, as of December 31, 2005, the payment of benefits to such employee under this Plan shall be made in accordance with this subsection (A).

(ii)

Unless the employee exercises the Lump Sump Option and receives a lump sum distribution from the Basic Plan, the payment of such employee’s Pre-Section 409A Benefit under this Plan shall be in the same payment form and at the same time as the payment of benefits to the employee or on his behalf to his beneficiary(ies) under the Basic Plan. In the event an employee receives a lump sum distribution from the Basic Plan, payment of such employee’s Pre-Section 409A Benefit under this Plan will be made in the form of a straight life annuity.

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However, the employee may request, in writing, payment of such employee’s Pre-Section 409A Benefit under one of the following alternatives provided such request is filed with Sempra Energy ("Company") at least three months prior to his Retirement Date or Termination under the Basic Plan:

(a)

The employee may request payment of such employee’s Pre-Section 409A Benefit under any of the other annuity options for which he is eligible under the Basic Plan. The amount of such optional annuity benefit with respect to his or her Pre-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan. The request will be subject to approval of the Company's Senior Human Resources Officer and, if approved, will be irrevocable as long as the employee receives a lump sum distribution from the Basic Plan.

(b)

The employee may request payment of such employee’s Pre-Section 409A Benefit in a lump sum. The amount of the distribution with respect to his or her Pre-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan. In the event such a request is timely filed, the request shall be considered by the Senior Human Resources Officer who shall have the sole discretion, considering the best interests of the Company, to allow a lump sum distribution. The decision of the Senior Human Resources Officer shall be final. The employee will be required to show good reason for receiving a lump sum distribution and, file the request at least three months prior to separation from service as a condition of having the request approved. If the lump sum pay out is approved, the lump sum form of pay out shall be irrevocable even if the employee changes his election under the Basic Plan.

The employee's beneficiary(ies) with respect to his or her Pre-Section 409A Benefit under this Plan shall be exactly the same as his beneficiary(ies) under the Basic Plan unless he elects and receives a lump sum distribution from the Basic Plan. In this event, the following provisions will apply if such employee’s Pre-Section 409A Benefit under this Plan is paid in the form of a joint and survivor annuity.

The joint and survivor annuity is only available with respect to such employee’s Pre-Section 409A Benefit the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan. If the spouse, or beneficiary dies before the employee's Retirement Date under the Basic Plan, the joint and survivor annuity with respect to such employee’s Pre-Section 409A Benefit is canceled and the benefit is paid in the form of a straight life annuity.

(iii)

The payment of such employee’s Post-Section 409A Benefit under this Plan shall be in a lump sum following the employee’s separation from service, unless the employee elects to receive an optional annuity form of payment under subparagraph (a).  The amount of the employee’s lump sum distribution with respect to his Post-Section 409A Benefit under this Plan shall be

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computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan.

(a)

The employee may elect, in writing, payment following the employee’s separation from service under any of the following annuity options:  (I) a straight life annuity, (II) a joint and 50% survivor annuity, and (III) a joint and 100% survivor annuity.  The amount of such optional annuity benefit with respect to such employee’s Post-Section 409A Benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan. The election will be subject to approval of the Company's Senior Human Resources Officer, in his or her discretion, and, if approved, will be irrevocable (except as provided in subsection (C)).

(b)

An employee’s election under subparagraph (a) may be made with respect to an employee’s Post-Section 409A Benefit on or before December 31, 2006 in accordance with the transitional relief under Section 409A of the Internal Revenue Code; provided, however, that an employee’s election may not be made in 2006 with respect to payments the employee would otherwise receive in 2006, or to cause payments to be made in 2006.

(c)

The joint and survivor annuity is only available under clause (a)(II) or (III) if the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan. If the spouse, or beneficiary dies before the employee’s separation from service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity.

(d)

Except as provided in subsection (C), such employee may not change the form and time of payment of such employee’s Post-Section 409A Benefit under this Plan after December 31, 2006.

(iv)

Notwithstanding the foregoing, in no event shall a distribution option be available or apply to an employee’s Pre-Section 409A Benefit if such distribution option would result in a material modification of the employee’s Pre-Section 409A Benefit, as determined under Section 409A of the Code.

(B)

Distribution Options for other Employees

Except as provided in subsection (A), in the case of an employee who first became eligible for benefits under this Plan (as determined under Section 4) on or before December 31, 2005, the payment of benefits under this Plan shall be made in a lump sum in accordance with this subsection (B) following the employee’s separation from service, unless the employee elects to receive an optional annuity form of payment under paragraph (i).  The amount of the employee’s lump sum distribution under this Plan shall be computed as specified in Section 5 of this Plan using the actuarial factors specified in the Basic Plan.

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(i)

The employee may elect, in writing, payment following the employee’s separation from service under any of the following annuity options:  (a) a straight life annuity, (b) a joint and 50% survivor annuity, and (c) a joint and 100% survivor annuity.  The amount of such optional annuity benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan. The election will be subject to approval of the Company's Senior Human Resources Officer, in his or her discretion, and, if approved, will be irrevocable (except as provided in subsection (C)).

(ii)

An employee’s election under paragraph (i) may be made with respect to an employee’s benefit under this Plan on or before December 31, 2006 in accordance with the transitional relief under Section 409A of the Internal Revenue Code; provided, however, that an employee’s election may not be made in 2006 with respect to payments the employee would otherwise receive in 2006, or to cause payments to be made in 2006.

(iii)

The joint and survivor annuity is only available under paragraph (i)(b) or (c) if the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan. If the spouse, or beneficiary dies before the employee's separation from service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity.

(iv)

Except as provided in subsection (C), such employee may not change the form and time of payment of benefits under this Plan after December 31, 2006.

(C)

Changes in Distribution Option

An employee described in subsection (A) or (B) may elect to change the form of the payment of such employee’s Post-Section 409A Benefit under this Plan, as follows:

(i)

The employee may elect, in writing, to change the form of  payment of such employee’s Post-Section 409A Benefit to any of the following options:  (a) a lump sum, (b) a straight life annuity, (c) a joint and 50% survivor annuity, and (d) a joint and 100% survivor annuity.  The amount of such optional benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan.  The employee’s election shall be subject to paragraphs (ii) and (iii).  Except as provided in paragraph (iv), the employee’s election under this paragraph (i) shall be irrevocable.  The joint and survivor annuity is only available under paragraph (c) or (d) if the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan.  If the spouse, or beneficiary dies before the employee’s separation from service, the joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity.

(ii)

The employee’s election under paragraph (i) shall not take effect until at least 12 months after his election is made.

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(iii)

In the event the employee’s election under paragraph (i) becomes effective, the payment of such employee’s Post-Section 409A Benefit under the option shall commence following the fifth anniversary of the employee’s separation from service.

(iv)

The employee may change the annuity option elected under paragraph (i) to another annuity option specified under paragraph (i), provided that such change is made prior to the commencement of the payment of benefits under this Plan.

(D)

Mandatory Distribution

The foregoing notwithstanding, if present value of the employee’s benefit hereunder is less than $10,000, the benefit shall be distributed in a lump sum following the employee’s separation from service.

(E)

Pre-Section 409A Benefit; Post-Section 409A Benefit.

(i)

An employee’s “Pre-Section 409A Benefit” means the portion of the employee’s benefit under the Plan, if any, to which the employee had a legal binding right, and which was earned and vested, as of December 31, 2004, determined in accordance with Section 409A of the Code.

(ii)

An employee’s “Post-Section 409A Benefit” means an employee’s benefit under this Plan, less such employee’s Pre-Section 409A Benefit (if any).

(F)

Distributions to Newly Eligible Employees

(i)

In the case of an employee who first becomes eligible for benefits under this Plan (as determined under Section 4) after December 31, 2005, the payment of benefits under this Plan shall be made in a lump sum in accordance with this subsection (F) following the employee’s separation from service, except as provided in paragraph (ii).

(ii)

The employee may elect to change the form of the payment of benefits under this Plan, as follows:

(a)

The employee may elect, in writing, payment following the employee’s separation from service under any of the following annuity options:  (I) a straight life annuity, (II) a joint and 50% survivor annuity, and (III) a joint and 100% survivor annuity.  The amount of such optional annuity benefit under this Plan shall be computed as specified in Section 5 of this Plan using the interest and mortality factors specified in the Basic Plan.  The employee’s election shall be subject to clauses (II) and (III).  Except as provided in subparagraph (d), the employee’s election under this subparagraph (a) shall be irrevocable.  The joint and survivor annuity is only available under clause (II) or (III) if the employee designates his or her spouse as beneficiary or obtains spousal consent to the designation of another beneficiary in the same manner as under the Basic Plan. If the spouse, or beneficiary dies before the employee's separation from service, the

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joint and survivor annuity is canceled and the benefit is paid in the form of a straight life annuity.

(b)

The employee’s election under subparagraph (a) shall not take effect until at least 12 months after his election is made.

(c)

In the event the employee’s election under subparagraph (a) becomes effective, the payment of benefits under the annuity option shall commence following the fifth anniversary of the employee’s separation from service.

(d)

The employee may change the annuity option elected under subparagraph (a) to another annuity option specified under subparagraph (a), provided that such change is made prior to the commencement of the payment of benefits under this Plan.

(G)

Separation from Service

“Separation from service” shall mean, with respect to an employee, such employee’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) of the Code, as determined by the Secretary of the Treasury.

(H)

Distributions to Specified Employees

Notwithstanding the foregoing, in the case of the separation from service of an employee who is a “specified employee,” as defined in Section 409A(a)(2)(B)(i) of the Code with respect to the Company, the payment of such employee’s Post-Section 409A Benefit to such employee shall not be made before the date which is six months after the date of such employee’s separation from service (or, if earlier, the date such employee’s death) in accordance with Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(I)

Prohibition on Acceleration of Distributions

The time or schedule of payment of any payment of an employee’s Post-Section 409A Benefit under the Plan shall not be subject to acceleration, except as provided under Treasury Regulations promulgated in accordance with Section 409A(a)(3) of the Code.

7.

EMPLOYEE’S RIGHTS

An employee shall not be entitled to any payments from the Basic Plan on the basis of any benefits to which he may be entitled under this Plan. Benefits under this Plan shall be payable only from the general assets of the Company.

8.

AMENDMENT AND DISCONTINUANCE

The Company expects to continue this Plan indefinitely, but reserves to the Compensation Committee the right to amend or discontinue the Plan if, in the Compensation Committee's sole judgment, such a

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change is deemed necessary or desirable. However, if the Compensation Committee shall amend or discontinue this Plan, the Company shall be liable for any benefits accrued under this Plan as of the date of such amendment or termination determined on the basis of each employee's presumed termination of employment as of such date. Provided further, that if the Department of Labor determines, or issues regulations under which, the Plan would be subject to Parts 2 and/or 3 of Title I of the Employees Retirement Income Security Act of 1974, as amended, the Compensation Committee may taken such action or actions as it deems appropriate. Such actions may include, but are not limited to, modification, termination or partial termination of the Plan. In the event of such modification, termination, or partial termination, the Compensation Committee may make immediate distribution of some or all Accounts, as it deems necessary or appropriate.

9.

OFFSET FOR CERTAIN BENEFITS PAYABLE UNDER SPLIT-DOLLAR LIFE INSURANCE AGREEMENTS

(A)

Some of the Participants under this Plan own life insurance policies (the "Policies") purchased on their behalf to fund their retirement benefits. The ownership of these Policies by each Participant is, however, subject to certain conditions (set forth in a "Split-Dollar Life Insurance Agreement" or comparable agreements between the Participant and the Company) and, if the Participant fails to meet the conditions set forth in the Split-Dollar Life Insurance Agreement, the Participant may lose certain rights under the Policy. In the event that a Participant satisfies the conditions specified in Section 5 or 6 of the Split-Dollar Life Insurance Agreement, so that the Participant or his beneficiary becomes entitled to benefits under one of those sections, the value of those benefits shall constitute an offset to any benefits otherwise payable under this Plan. As the case may be, this offset (the "Offset Value") shall be calculated by determining the value of benefits payable under the Split-Dollar Life Insurance Agreement, that is, the cash surrender value of the Policy, or in the case of the Participant's death, the death benefits payable to the beneficiary under the Policy. The Offset Value shall then be compared to the Actuarial Equivalent (as defined in Section 9(D) of the benefits payable under this Plan (the "Plan Value"), and the Plan Value shall be reduced by the Offset Value.

(B)

At the time when the Participant terminates employment for any reason, if the Plan Value exceeds the present value (determined using the interest rate specified in Section 9(D) of the Offset Value, the excess of the Value over the present value of the Offset Value shall be paid to the Participant or beneficiary at that time in a lump sum if the value does exceed $25,000 otherwise it shall be paid in accordance with the terms of this Plan. Such payment shall completely discharge all obligations owed under this Plan on account of Participant's participation in this Plan.

(C)

If the Policy described in Section 9(A) is not on the life of the Participant, the insured dies prior to the Participant becoming eligible for benefits under the Plan, and the Participant or the Participant's beneficiary subsequently becomes eligible for benefits hereunder, the Actuarial Equivalent (as defined in Section 9(D) below) of the benefits payable hereunder shall be offset by the Actuarial Equivalent of the payments previously paid to the Participant in the Split-Dollar Life Insurance Agreement. Any remaining amount due the Participant or the Participant's beneficiary shall thereupon be paid in a cash lump sum.

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(D)

For purposes of this Section, the Actuarial Equivalent shall mean a benefit in the form of a lump sum payment which has the equivalent value computed using the actuarial factors specified in the Basic Plan.

Executed at San Diego, California this 5th day of December, 2005

By:      __________________________

G. Joyce Rowland

Title:    Sr. Vice President, Human Resources

Date:    December 5, 2005

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